Exhibit 10.16

ADVANCES AGREEMENT

          AGREEMENT dated as of January 1, 2001, by and among MBIA INSURANCE CORPORATION (“MBIA Corp.”), a New York domestic insurer, MBIA INC., a Connecticut corporation (“MBIA”) and any other affiliate of MBIA Corp. added as a party to this agreement from time to time and listed on the signature page hereto (MBIA and each other affiliate is referred to herein as an “Affiliate”).

          WHEREAS, MBIA CORP. is a wholly-owned subsidiary of MBIA; and

          WHEREAS, each Affiliate is an affiliate of MBIA Corp.; and

          WHEREAS, the parties contemplate that from time to time MBIA Corp. may make advances to any Affiliate and any Affiliate may make advances to MBIA Corp.;

          WHEREAS, the parties wish to engage in such transactions in accordance with the requirements of Section 1505of the New York Insurance Law.

          NOW, THEREFORE, the parties do hereby agree as follows:

          1.     Subject to the terms and conditions set forth below, MBIA Corp. may make advances of funds (each an “MBIA Advance”) to any Affiliate in accordance with the terms and conditions set forth below.  In addition, subject to the terms and conditions set forth below, any Affiliate may make advances of funds (each an “Affiliate Advance”) to MBIA Corp. in accordance with the terms and conditions set forth below.  As used herein, the term “Advance” shall exclude any dividends, loans or amounts paid or payable pursuant to any other agreement between the parties.

          2.     Each Advance shall be repayable on demand, together with accrued and unpaid interest thereon.  Any Advance by MBIA Corp. to MBIA Insurance Corp. of Illinois (“MBIA Illinois”) or by MBIA Illinois to MBIA Corp. (an “MBIA Illinois Advance”) shall be repaid no later than one year after the date of such Advance.

          3.     (a)     Each MBIA Advance and each MBIA Illinois Advance shall bear interest on the unpaid principal amount thereof from the date of the MBIA Advance or the date of the MBIA Illinois Advance, as the case may be, until the date of repayment of such MBIA Advance or such MBIA Illinois Advance, as the case may be, at a rate per annum equal to (i) LIBOR (as defined below) plus (ii) .25%.

                  (b)     Each Affiliate Advance (other than an MBIA Illinois Advance) shall bear interest on the unpaid principal amount thereof from the date of the Affiliate Advance until the date of repayment of such Affiliate Advance at a rate per annum equal to (i) LIBOR (as defined below) minus (ii) .10%.

                  (c)     Interest payable on any outstanding Advance will be computed and paid no later than 45 days after the end of each fiscal quarter during which such Advance was made and shall be based on the actual number of days such Advance is outstanding in the applicable divided by 360.

                  (d)     As used herein, “LIBOR” means, with respect to any Advance, the average daily rate (expressed as a percentage per annum) during the month in which such Advance was made, for three-month deposits of U.S. dollars (expressed as a percentage per annum) offered by prime banks in the London interbank market for deposits of at least $1,000,000 in U.S. dollars for a three-month period, as determined by MBIA Corp. in good faith.

          4.     (a)     MBIA Corp. may refuse to make an MBIA Advance if it reasonably believes that making such MBIA Advance would be detrimental to its financial condition, the matching of its assets to its liabilities or its own liquidity needs. Any MBIA Advance may be in the form of cash or assets, as determined by MBIA Corp.

                  (b)     In addition MBIA Insurance Corp. of Illinois (“MBIA Illinois”) and Capital Markets Assurance Corporation (“CapMAC”) may refuse to make an Affiliate Advance to MBIA Corp. if either Affiliate reasonably believes that making such Affiliate Advance would be detrimental to its financial condition, the matching of its assets to its liabilities or its own liquidity needs.  Any Advance may be in the form of cash or assets, as determined by MBIA Illinois or CapMAC.

          5.     The aggregate principal amount of all MBIA Advances outstanding on any date shall not exceed 3% of the MBIA Corp.’s admitted assets as of the last day of MBIA’s Corp.’s last fiscal year.  MBIA Illinois’ Advances on any date shall not exceed 3% of MBIA Illinois’ admitted assets as of the last day of MBIA Illinois’ last fiscal year.

          6.     MBIA Corp. may offset any Affiliate Advances, including interest thereon, against any MBIA Advance, including interest thereon.

          7.     The parties shall keep appropriate records regarding the payments and transactions hereunder, which records shall be subject to examination and review by the New York Insurance Department and the Illinois Department of Insurance.

          8.     Either party may terminate this Agreement upon 60 days written notice to the other. In the event of termination, all outstanding Advances shall continue to bear interest at the rate provided for herein.

          9.     This Agreement may not be assigned by MBIA.

          10.   This Agreement shall take effect as of September 9, 2001.  The parties to the Agreement understand and acknowledge that as long as MBIA Illinois is a party to this Agreement, the Agreement is subject to resubmission and review by the Illinois Department of Insurance each three-year period that the Agreement remains in existence.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

MBIA INC.		MBIA INSURANCE CORPORATION

By:		By:

Title:	President and Chief Operating Officer	Title:	President and Chief Operating Officer

MBIA INSURANCE CORP. OF ILLINOIS		CAPITAL MARKETS ASSURANCE CORPORATION

By:		By:

Title:	President	Title:	President and Chief Operating Officer

MBIA MUNISERVICES COMPANY		MBIA INVESTMENT MANAGEMENT CORPORATION

By:		By:

Title:	President and Chief Executive Officer	Title:	President

MBIA CAPITAL MANAGEMENT CORP.		MBIA MUNICIPAL INVESTORS SERVICE CORP.

By:		By:

Title:	President	Title:	President

MUNICIPAL ISSUERS SERVICE CORPORATION		MBIA CAPITAL CORP.

By:		By:

Title:	President	Title:	President

MBIA & ASSOCIATES CONSULTING, INC.		MUNICIPAL TAX COLLECTION BUREAU, INC.

By:		By:

Title:	President	Title:	President

CAPMAC HOLDINGS INC.		CAPMAC FINANCIAL SERVICES, INC.

By:		By:

Title:	President	Title:	President

CAPMAC INVESTMENT MANAGEMENT, INC.		1838 INVESTMENT ADVISORS, LLC

By:		By:

Title:	President	Title:	President

1838 DELAWARE HOLDING, LLC		MBIA ASSET MANAGEMENT, LLC

By:		By:

Title:	President	Title:	President

MBIA SERVICES COMPANY		JOHN T. AUSTIN, INC.

By:		By:

Title:	President	Title:	President

ALLEN W. CHARKOW, INC.		CAPITAL ASSETS HOLDINGS GP, INC.

By:		By:

Title:	President	Title:	President

MBIA INTERNATIONAL MARKETING SERVICES, PTY. LIMITED		COLORADO INVESTOR SERVICES CORPORATION

By:		By:

Title:	President	Title:	President

MUNI RESOURCES, LLC		MUNICIPAL RESOURCE CONSULTANTS

By:		By:

Title:	President	Title:	President

CAPMAC FINANCIAL SERVICES (EUROPE) LTD.		CAPMAC ASIA LTD.

By:		By:

Title:		Title:

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